UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2017

AMERICAN INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Water Street

New York, New York 10038

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 770-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.

On January 20, 2017, AIG Assurance Company, AIG Property Casualty Company, AIG Specialty Insurance Company, AIU Insurance Company, American Home Assurance Company, Commerce and Industry Insurance Company, Granite State Insurance Company, Illinois National Insurance Co., Lexington Insurance Company, National Union Fire Insurance Company of Pittsburgh, Pa., New Hampshire Insurance Company and The Insurance Company of the State of Pennsylvania (collectively, the “AIG Insurers”), each an indirect subsidiary of American International Group, Inc. (“AIG”), and National Indemnity Company (“NICO”), a subsidiary of Berkshire Hathaway Inc. (“Berkshire”), entered into an Aggregate Excess of Loss Reinsurance Agreement (the “Reinsurance Agreement”) pursuant to which the AIG Insurers reinsured certain long-tail commercial lines liabilities with NICO. A description of the Reinsurance Agreement was included in AIG’s Current Report on Form 8-K filed on January 20, 2017. The AIG Insurers have also entered into a related trust agreement with NICO and Wells Fargo Bank, National Association (the “Trust Agreement”) and a related parental guarantee agreement with Berkshire (the “Parental Guarantee Agreement”), and the transaction closed on February 2, 2017.

A copy of the Reinsurance Agreement, with certain portions redacted, is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein, a copy of the Trust Agreement, with certain portions redacted, is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein and a copy of the Parental Guarantee Agreement is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference herein.

Section 2 — Financial Information

Item 2.02.	Results of Operations and Financial Condition.

On February 14, 2017, AIG issued a press release reporting its results for the quarter and year ended December 31, 2016. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Section 5 — Corporate Governance and Management

Item 5.08	Shareholder Director Nominations.

AIG’s Board of Directors has established Wednesday, June 28, 2017 as the date of AIG’s 2017 Annual Meeting of Shareholders (the “2017 Annual Meeting”). As a result, the deadlines for submission of director nominees and other shareholder proposals for consideration at the 2017 Annual Meeting set forth in AIG’s definitive proxy statement filed with the Securities and Exchange Commission on March 29, 2016 no longer apply.

Proposals intended for inclusion in AIG’s 2017 Proxy Statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (“Exchange Act Rule 14a-8”), should be sent to the Secretary of AIG at 175 Water Street, New York, New York 10038 and must be received by February 28, 2017 (which AIG believes is a reasonable time before AIG begins to print and send its proxy materials).

Notice of director nominees submitted for inclusion in AIG’s 2017 Proxy Statement pursuant to the proxy access provision of AIG’s By-laws must be delivered to the Secretary of AIG at 175 Water Street, New York, New York 10038 and must be received by February 28, 2017. The notice of director nominees must include all of the information required by AIG’s By-laws.

Under AIG’s By-laws, notice of any other shareholder proposal or the nomination of a candidate for election as a director to be made at the 2017 Annual Meeting and not submitted for inclusion in AIG’s 2017 Proxy Statement pursuant to Exchange Act Rule 14a-8 or the proxy access provisions of AIG’s By-laws must be delivered to the Secretary of AIG at 175 Water Street, New York, New York 10038 and must be received by March 30, 2017. The notice must include all of the information required by AIG’s By-laws.

Section 8 — Other Events

Item 8.01.	Other Events.

On February 14, 2017, AIG issued a press release announcing that its Board of Directors has declared a cash dividend on its common stock, par value $2.50 per share (“AIG Common Stock”), of $0.32 per share and authorized the repurchase of additional shares of AIG Common Stock. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Aggregate Excess of Loss Reinsurance Agreement, dated January 20, 2017, by and between AIG Assurance Company, AIG Property Casualty Company, AIG Specialty Insurance Company, AIU Insurance Company, American Home Assurance Company, Commerce and Industry Insurance Company, Granite State Insurance Company, Illinois National Insurance Co., Lexington Insurance Company, National Union Fire Insurance Company of Pittsburgh, Pa., New Hampshire Insurance Company and The Insurance Company Of The State Of Pennsylvania and National Indemnity Company (portions of this exhibit have been redacted pursuant to a request for confidential treatment).

10.2	Trust Agreement, dated January 20, 2017, by and among National Union Fire Insurance Company of Pittsburgh, Pa., National Indemnity Company, and Wells Fargo Bank, National Association (portions of this exhibit have been redacted pursuant to a request for confidential treatment).

10.3	Parental Guarantee Agreement, dated January 20, 2017, by Berkshire Hathaway Inc. in favor of National Union Fire Insurance Company of Pittsburgh, Pa.

99.1	Press release of American International Group, Inc. dated February 14, 2017.

99.2	Press release of American International Group, Inc. dated February 14, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC.
(Registrant)

Date: February 14, 2017	By:	/s/ James J. Killerlane III
	Name:	James J. Killerlane III
	Title:	Associate General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Aggregate Excess of Loss Reinsurance Agreement, dated January 20, 2017, by and between AIG Assurance Company, AIG Property Casualty Company, AIG Specialty Insurance Company, AIU Insurance Company, American Home Assurance Company, Commerce and Industry Insurance Company, Granite State Insurance Company, Illinois National Insurance Co., Lexington Insurance Company, National Union Fire Insurance Company of Pittsburgh, Pa., New Hampshire Insurance Company and The Insurance Company Of The State Of Pennsylvania and National Indemnity Company (portions of this exhibit have been redacted pursuant to a request for confidential treatment).

10.2	Trust Agreement, dated January 20, 2017, by and among National Union Fire Insurance Company of Pittsburgh, Pa., National Indemnity Company, and Wells Fargo Bank, National Association (portions of this exhibit have been redacted pursuant to a request for confidential treatment).

10.3	Parental Guarantee Agreement, dated January 20, 2017, by Berkshire Hathaway Inc. in favor of National Union Fire Insurance Company of Pittsburgh, Pa.

99.1	Press release of American International Group, Inc. dated February 14, 2017.

99.2	Press release of American International Group, Inc. dated February 14, 2017.